UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

U.S. Gold Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-18314-09
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801

(Address of principal executive offices, including zip code)

(800) 557-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2018, U.S. Gold Corp. (the “Company”) entered into an At-the-Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) as sales manager. Under the terms of the ATM Agreement, the Company will be entitled to sell, at its sole discretion and from time to time as it may choose, common shares in the capital of the Company (“Shares”) through Wainwright, with such sales having an aggregate gross sales value of up to $1,000,000 (the “Offering”). The ATM Agreement will remain in full force and effect until the ATM Agreement is terminated in accordance with the terms therein.

Subject to the terms and conditions of the ATM Agreement, Wainwright will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has provided Wainwright with customary indemnification rights, and Wainwright will be entitled to a commission at a fixed commission rate equal to 3.0% of the gross proceeds per Share sold.

Sales of the Shares, if any, under the ATM Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on the NASDAQ, at market prices or as otherwise agreed with Wainwright. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the ATM Agreement or terminate the ATM Agreement.

This report also incorporates by reference the ATM Agreement into the shelf registration statement on Form S-3 (File No. 333-217860) previously filed with the Securities and Exchange Commission that was declared effective on May 16, 2017 (the “Registration Statement”). This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The ATM Agreement is filed as Exhibit 10.1 to this report. The description of the ATM Agreement does not purport to be complete and is qualified in its entirety by reference to the ATM Agreement filed herewith as an exhibit to this report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to this Agreement is also filed herewith as Exhibit 5.1. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The Company also entered into executive agreements with Edward Karr, its Chief Executive Officer, and David Rector, its Chief Operating Officer. See Item 5.02, below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1, 2018 Robert DelAversano resigned from his position as Principal Financial and Accounting Officer of the Company to pursue other opportunities. Mr. DelAversano served as the Principal Financial and Accounting Officer pursuant to a consulting agreement between the Company and Brio Financial Group, where Mr. DelAversano serves as Director of Financial Reporting & Taxation.

On November 1, 2018 the Company appointed Jonathan Tegge, age 29, as its Principal Financial and Accounting Officer. Mr. Tegge will serve as the Principal Financial and Accounting Officer pursuant to a consulting agreement between the Company and Brio Financial Group, where Mr. Tegge serves as an Associate of Financial Reporting. Prior to entering that role in 2015, Mr. Tegge was an accounting consultant at Robert Half Financing & Accounting, a division of Robert Half International. Except as set forth herein, there is no arrangement or understanding between Mr. Tegge and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Tegge and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Tegge has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

On November 1, 2018 the Board of Directors of the Company approved the terms of employment for Edward Karr as Chief Executive Officer and David Rector as Chief Operating Officer.

On November 1, 2018, the Company and Mr. Karr executed an employment agreement (the “Karr Employment Agreement”). The material terms of the Karr Employment Agreement include: (i) an annual base salary of $250,000; (ii) eligibility to earn an annual incentive bonus of up to 100% of Mr. Karr’s base salary, payable in cash or stock at Mr. Karr’s discretion; (iii) eligibility to participate in any long term incentive plan adopted by the Company; and (iv) eligibility to participate in any Company employee benefit plans. Mr. Karr is also subject to non-solicitation and confidentiality provisions set forth in the Karr Employment Agreement.

On November 1, 2018, the Company and Mr. Rector executed an employment agreement (the “Rector Employment Agreement”). The material terms of the Rector Employment Agreement include: (i) an annual base salary of $180,000; (ii) eligibility to earn an annual incentive bonus of up to 100% of Mr. Rector’s base salary, payable in cash or stock at Mr. Rector’s discretion; (iii) eligibility to participate in any long term incentive plan adopted by the Company; and (iv) eligibility to participate in any Company employee benefit plans. Mr. Rector is also subject to non-solicitation and confidentiality provisions set forth in the Rector Employment Agreement.

The foregoing description of the Karr Employment Agreement and the Rector Employment Agreement is qualified entirely by reference to the Karr Employment Agreement and the Rector Employment Agreement, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3 respectively, and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 1, 2018, the Board of Directors of the Company authorized and approved the amendment and restatement of the Bylaws of Corporation to:

(i)	change the reference of the name of the Corporation to U.S. Gold Corp. (formerly, Dataram Corporation);

(ii)	provide for the representation of securities of the Corporation in the form of certificated or uncertificated securities;

(iii)	reduce the quorum requirement for shareholder meetings from shareholders representing a majority of the shares entitled to vote to the minimum required by Nasdaq Stock Market Rule 5620(c) of one-third (33-1/3%) of the issued shares of the Corporation’s common voting stock; and

(iv)	make such other grammatical corrections as management of the Corporation may determine be reasonably necessary.

A copy of the Second Amended and Restated Bylaws of U.S. Gold Corp. is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 2, 2018, the Company issued a press release entitled “U.S. Gold Corp. Announces Amendments to its Bylaws, Updates to its Corporate Governance Charters and Policies, and Execution of Certain Executive Employment Agreements”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On November 2, 2018, the Company issued a press release entitled “U.S. Gold Corp. Enters into At-the-Market Agreement”. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Effective November 1, 2018, the Board of Directors of the Company authorized and approved the amendment to the following corporate charters:

(i)	the Compensation Committee Charter;

(ii)	the Corporate Governance and Nominating Committee Charter; and

(iii)	the Technical Committee Charter.

Effective November 1, 2018, the Board of Directors of the Company authorized and approved the reaffirmation of the following corporate policies:

(i)	the Corporate Governance Principles; and

(ii)	the Related Party Transactions Policies.

A copy of the Company’s amended charters and reaffirmed policies are filed as Exhibits 99.3, 99.4, 99.5, 99.6, and 99.7 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of U.S. Gold Corp.*
5.1	Dorsey & Whitney LLP Opinion**
10.1	At the Market Offering Agreement dated November 2, 2018**
10.2	Employment Agreement between the Company and Edward Karr
10.3	Employment Agreement between the Company and David Rector
99.1	Press Release of U.S. Gold Corp.*
99.2	Press Release of U.S. Gold Corp.*
99.3	Compensation Committee Charter of the Company*
99.4	Corporate Governance and Nominating Committee Charter of the Company*
99.5	Technical Committee Charter of the Company*
99.6	Corporate Governance Principles of the Company*
99.7	Related Party Transactions Policies of the Company*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

** The foregoing Exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-217860) previously filed with the Securities and Exchange Commission that was declared effective on May 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

u.s. gold corp.

Date: November 2, 2018	By:	/s/ Edward Karr
Edward Karr

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of U.S. Gold Corp.*
5.1	Dorsey & Whitney LLP Opinion**
10.1	At the Market Offering Agreement dated November 2, 2018**
10.2	Employment Agreement between the Company and Edward Karr
10.3	Employment Agreement between the Company and David Rector
99.1	Press Release of U.S. Gold Corp.*
99.2	Press Release of U.S. Gold Corp.*
99.3	Compensation Committee Charter of the Company*
99.4	Corporate Governance and Nominating Committee Charter of the Company*
99.5	Technical Committee Charter of the Company*
99.6	Corporate Governance Principles of the Company*
99.7	Related Party Transactions Policies of the Company*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

** The foregoing Exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-217860) previously filed with the Securities and Exchange Commission that was declared effective on May 16, 2017